Exhibit 23.1









                          Independent Auditors' Consent
                          -----------------------------

The Board of Directors
CapSource Financial, Inc. and Subsidiaries:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/  KPMG  LLP
KPMG  LLP

Boulder, Colorado
December 5, 2002